SCHEDULE 13G

CUSIP No. 739308 10 4	Page 59 of 64 Pages
EXHIBIT 2
POWER OF ATTORNEY EXECUTED BY REPORTING PERSONS
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitute and appoint Ronald M. Clark and Robert L. Schulte, and each of them, the true and lawful attorneys-in-fact and agents to:
1)	execute, for and on behalf of the undersigned, any one or more Forms 3, 4, and 5, and any amendments thereto, in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

2)	execute, for and on behalf of the undersigned, any Schedules 13D and 13G, and any amendments thereto, in accordance with Section 13 of the Exchange Act, and the rules thereunder; and

3)	do and perform any and all acts, for and on behalf of the undersigned, that may be necessary or desirable to complete the execution of any such Forms 3, 4, or 5, and Schedules 13G and 13D, and any amendments to any of the foregoing, and the timely filing of such forms and schedules with the United States Securities and Exchange Commission and any other authority; and

4)	take any additional action of any type whatsoever in connection with the foregoing that, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned, pursuant to this Power of Attorney, shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.
[Signature Page Follows]

SCHEDULE 13G

CUSIP No. 739308 10 4	Page 60 of 64 Pages
     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of February 26, 2008

THE STEPHENS GROUP, LLC		BESS C. STEPHENS TRUST

By:	/s/ Ronald M. Clark	By:	/s/ W.R. Stephens, Jr.

	Ronald M. Clark Senior Vice President & General Counsel		W.R. Stephens, Jr. Trustee

BESS C. STEPHENS FAMILY TRUST		BESS C. STEPHENS REVOCABLE TRUST

By:	/s/ W.R. Stephens, Jr.	By:	/s/ Bess C. Stephens

	W.R. Stephens, Jr. Trustee		Bess C. Stephens Trustee

ELIZABETH ANN STEPHENS CAMPBELL REVOCABLE TRUST

By:	/s/ Bess C. Stephens	By:	/s/ Elizabeth Stephens Campbell

	Bess C. Stephens		Elizabeth Stephens Campbell Trustee

ELIZABETH S. CAMPBELL FAMILY TRUST DATED 12/13/99		ELIZABETH S. CAMPBELL FAMILY TRUST DATED 05/03/99

By:	/s/ Robert L. Schulte	By:	/s/ Robert L. Schulte

	Robert L. Schulte Trustee		Robert L. Schulte Trustee
[Signature Page to Power of Attorney]

SCHEDULE 13G

CUSIP No. 739308 10 4	Page 61 of 64 Pages

ELIZABETH S. CAMPBELL TRUST UNDER ARTICLE 4 OF THE PDS TRUST UID SEPTEMBER 5, 1996		W.R. STEPHENS, JR. REVOCABLE TRUST

By:	/s/ Elizabeth S. Campbell	By:	/s/ W.R. Stephens, Jr.

	Elizabeth S. Campbell Trustee		W.R. Stephens, Jr. Trustee

W.R. STEPHENS, JR. FAMILY TRUST DATED 12/13/99		W.R. STEPHENS, JR. FAMILY TRUST DATED 05/03/99

By:	/s/ Robert L. Schulte	By:	/s/ Robert L. Schulte

	Robert L. Schulte Trustee		Robert L. Schulte Trustee

W.R. STEPHENS, JR. TRUST UNDER ARTICLE 4 OF THE PDS TRUST UID SEPTEMBER 5, 1996		ELIZABETH CHISUM CAMPBELL 1992 TRUST

By:	/s/ W.R. Stephens, Jr.	By:	/s/ W.R. Stephens, Jr.

	W.R. Stephens, Jr. Trustee		W.R. Stephens, Jr. Trustee

SUSAN STEPHENS CAMPBELL 1992 TRUST		CRAIG D. CAMPBELL, JR. 1992 TRUST

By:	/s/ W.R. Stephens, Jr.	By:	/s/ W.R. Stephens, Jr.

	W.R. Stephens, Jr. Trustee		W.R. Stephens, Jr. Trustee
[Signature Page to Power of Attorney]

SCHEDULE 13G

CUSIP No. 739308 10 4	Page 62 of 64 Pages

W.R. STEPHENS, III 1992 TRUST		ARDEN JEWELL STEPHENS 1992 TRUST

By:	/s/ W.R. Stephens, Jr.	By:	/s/ W.R. Stephens, Jr.

	W.R. Stephens, Jr. Trustee		W.R. Stephens, Jr. Trustee

CORAL TWO CORPORATION		C. RAY GASH IRA

By:	/s/ Jon E. M. Jacoby	By:	/s/ Ray Gash

	Jon E. M. Jacoby President		C. Ray Gash

ROBERT L. SCHULTE IRA

By:	/s/ Robert L. Schulte	By:	/s/ Jon E. M. Jacoby

	Robert L. Schulte		Jon E. M. Jacoby

JACOBY ENTERPRISES, INC.		J & J PARTNERS

By:	/s/ Jon E. M. Jacoby	By:	/s/ Jon E. M. Jacoby

	Jon E. M. Jacoby President		Jon E. M. Jacoby Managing Partner

By:	/s/ James Jacoby	By:	/s/ Carol Stephens

	James Jacoby		Carol Stephens
[Signature Page to Power of Attorney]

SCHEDULE 13G

CUSIP NO. 739308 10 4	Page 63 of 64 Pages

ARDEN JEWELL STEPHENS TRUST		W.R. STEPHENS, III TRUST

By:	/s/ Robert L. Schulte	By:	/s/ Robert L. Schulte

	Robert L. Schulte		Robert L. Schulte
	Trustee		Trustee

FRANCINE, INC.		MAM HOLDINGS INTERNATIONAL, INC.

By:	/s/ Robert L. Schulte	By:	/s/ Robert L. Schulte

	Robert L. Schulte		Robert L. Schulte
	Treasurer		Vice President

SUSAN STEPHENS CAMPBELL 1995 TRUST		ELIZABETH CHISUM CAMPBELL 1995 TRUST

By:	/s/ Jon E. M. Jacoby	By:	/s/ Jon E. M. Jacoby

	Jon E. M. Jacoby		Jon E. M. Jacoby
	Trustee		Trustee

CRAIG D. CAMPBELL, JR. 1995 TRUST		SUSAN STEPHENS CAMPBELL 2004 TRUST

By:	/s/ Jon E. M. Jacoby	By:	/s/ Jon E. M. Jacoby

	Jon E. M. Jacoby		Jon E. M. Jacoby
	Trustee		Trustee

ELIZABETH CHISUM CAMPBELL 2004 TRUST		CRAIG D. CAMPBELL, JR. 2004 TRUST

By:	/s/ Jon E. M. Jacoby	By:	/s/ Jon E. M. Jacoby

	Jon E. M. Jacoby		Jon E. M. Jacoby
	Trustee		Trustee
[Signature Page to Power of Attorney]

SCHEDULE 13G

CUSIP NO. 739308 10 4	Page 64 of 64 Pages

CRAIG D. CAMPBELL EXEMPT TRUST		W.R. STEPHENS, JR. CHILDRENS TRUST

By:	/s/ Craig D. Campbell	By:	/s/ W.R. Stephens, Jr.

	Craig D. Campbell		W.R. Stephens, Jr.
	Trustee		Trustee

By:	/s/ Ray Gash	By:	/s/ Robert L. Schulte

	C. Ray Gash		Robert L. Schulte

By:	/s/ William S. Walker

William S. Walker
[Signature Page to Power of Attorney]